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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                        ---------------------------


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): April 8, 1999


                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)
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      Pennsylvania                      1-7568                13-1846375
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                    Identification Number)
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                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A

       (Former name or former address, if changed since last report)



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ITEM 5.       OTHER EVENTS

On April 9, 1999, the shareholders of Coltec Industries Inc ("Coltec") voted to approve and adopt an Agreement and Plan of Merger dated as of November 22, 1998 among The B.F.Goodrich Company ("BFGoodrich"), Runway Acquisition Corporation and Coltec (the "Merger Agreement"). In addition, on April 9, 1999, the shareholders of BFGoodrich voted to adopt a proposal to approve the issuance of shares of BFGoodrich common stock necessary to consummate the transactions contemplated by the Merger Agreement. On April 9, 1999, Coltec issued a press release, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

On April 8, 1999, Coltec, Menasco Aerospace Ltd ("Menasco"), which is a subsidiary of Coltec, BFGoodrich and AlliedSignal, Inc. ("AlliedSignal") entered into and filed a stipulated order (the "Stipulated Order"). A copy of a press release issued jointly by BFGoodrich and Coltec describing the Stipulated Order is attached as an exhibit hereto and incorporated by reference herein. The Stipulated Order relates to the lawsuit filed by AlliedSignal on February 26, 1999 in the United States District Court for the Northern District of Indiana (the "Court") against Coltec, Menasco and BFGoodrich (the "AlliedSignal Litigation"), and the judge presiding over the AlliedSignal Litigation, the Honorable Allen Sharp, is expected to approve the Stipulated Order. As previously disclosed, the AlliedSignal Litigation seeks to prevent the proposed merger transaction between BFGoodrich and Coltec (the "Merger"). AlliedSignal, BFGoodrich, Coltec and Menasco entered into the Stipulated Order in order to allow the parties to focus on expedited discovery and hearing preparation in the limited time available and in order to minimize the number of motions before the Court. Accordingly, BFGoodrich and Coltec agreed not to consummate the Merger until the earlier of: (i) May 1, 1999 or the day succeeding any preliminary injunction hearing held prior to May 1, 1999, and (ii) a decision from the Court either granting BFGoodrich's and Coltec's pending motions to dismiss in their entirety or granting Coltec's motion to refer to arbitration and BFGoodrich's pending motion to stay pending arbitration (collectively, the "Motions"), provided, however, that in the case of any disposition of the Motions which preserves the preliminary injunction hearing before the Court as currently scheduled, BFGoodrich and Coltec will not consummate the Merger before May 1, 1999, or the day succeeding any preliminary injunction hearing held prior to May 1, 1999. As previously disclosed, Coltec and BFGoodrich intend to vigorously defend the matters relating to the AlliedSignal Litigation; however, the outcome of these matters could delay or prevent the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements

     None.

(b)  Pro Forma Financial Information

     None.

(c)  Exhibits

     See Exhibit Index


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COLTEC INDUSTRIES INC
                                            (Registrant)


Date:  April 9, 1999                        By: /s/ Robert J. Tubbs
                                               ------------------------
                                               Robert J. Tubbs
                                               Executive Vice President,
                                                 General Counsel
                                               and Secretary


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                               EXHIBIT INDEX


Exhibit No.      Description of Exhibit

1.1              Press Release dated April 9, 1999

1.2              Press Release dated April 9, 1999